UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2011

APPLE REIT TEN, INC.
(Exact name of registrant as specified in its charter)

Virginia	333-168971	27-3218228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

          Apple REIT Ten, Inc. hereby amends Item 9.01 of its Current Report on Form 8-K dated March 4, 2011 and filed (by the required date) on March 8, 2011 for the purpose of filing certain financial statements and information. In accordance with Rule 12b-15 under the Securities and Exchange Act of 1934, as amended, this Amendment No. 1 sets forth the complete text of the item as amended.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

	Denver, Colorado Hilton Garden Inn

	(Audited)

	Report of Independent Auditors	3
	Balance Sheets – As of December 31, 2010 and 2009	4
	Statements of Operations – Years Ended December 31, 2010 and 2009	5
	Statements of Owner’s Equity – Years Ended December 31, 2010 and 2009	6
	Statements of Cash Flows – Years Ended December 31, 2010 and 2009	7
	Notes to Financial Statements	8

(b)	Pro forma financial information.

	The below pro forma financial information pertains to the hotel referred to in the financial statements (see (a) above) and to a separate group of recently purchased hotels.

	Apple REIT Ten, Inc. (Unaudited)

	Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010	14
	Notes to Pro Forma Condensed Consolidated Balance Sheet	16
	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2010	17
	Notes to Pro Forma Condensed Consolidated Statement of Operations	19

(c)	Shell company transactions.

	Not Applicable

(d)	Exhibits.

	None

Report of Independent Auditors

Board of Directors
Apple REIT Ten, Inc.

We have audited the accompanying balance sheets of the Denver, Colorado – Hilton Garden Inn (the Hotel) as of December 31, 2010 and 2009, and the related statements of operations, cash flows, and owner’s equity for the years then ended. These financial statements are the responsibility of the Hotel’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Hotel’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Hotel’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Denver, Colorado – Hilton Garden Inn at December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

May 10, 2011

Denver, Colorado – Hilton Garden Inn

Balance Sheets

	As of December 31
	2010	2009

Assets
Cash and cash equivalents	$386,202	$294,518
Investments	—	1,036,863
Accounts receivable	96,685	65,648
Prepaid expenses and other assets, net	293,841	400,722
Investment in real estate, net of accumulated depreciation of $4,482,398 and $3,189,207, respectively	30,323,062	31,695,955

	$31,099,790	$33,493,706

Liabilities and owner’s equity
Accounts payable and accrued expenses	$948,670	$795,004
Mortgage payable	24,817,950	25,327,285

Total liabilities	25,766,620	26,122,289
Owner’s equity	5,333,170	7,371,417

Total liabilities and owner’s equity	$31,099,790	$33,493,706

See accompanying notes.

Denver, Colorado – Hilton Garden Inn

Statements of Operations

	Year Ended December 31
	2010	2009

Revenues
Rooms	$8,978,312	$7,202,922
Other revenue	2,371,649	2,210,898

Total revenues	11,349,961	9,413,820

Expenses
Operating Expenses	2,766,902	2,429,711
Hotel administrative expenses	1,022,739	956,448
Utilities	343,523	289,709
Depreciation and amortization	1,324,718	1,320,642
Taxes, insurance and other	374,287	525,363
Sales and marketing	555,539	280,531
Repair and maintenance	132,239	145,353
Franchise and management fees	1,003,183	831,997
General and administrative	611,750	461,081

Total expenses	8,134,880	7,240,835

Operating income	3,215,081	2,172,985
Interest expense, net	753,328	728,039

Net income	$2,461,753	$1,444,946

See accompanying notes.

Denver, Colorado – Hilton Garden Inn

Statements of Owner’s Equity

	Year Ended December 31
	2010	2009

Owner’s equity at beginning of period	$7,371,417	$8,726,471
Distributions to owner	(4,500,000)	(2,800,000)
Net income	2,461,753	1,444,946

Owner’s equity at end of period	$5,333,170	$7,371,417

See accompanying notes.

Denver, Colorado – Hilton Garden Inn

Statements of Cash Flows

	Year Ended December 31
	2010	2009

Cash flows from operating activities
Net income	$2,461,753	$1,444,946
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	1,324,718	1,320,642
Changes in operating assets and liabilities:
Accounts receivable	(31,037)	17,896
Prepaid expenses and other assets, net	94,361	(37,540)
Accounts payable and accrued expenses	153,666	157,875

Net cash provided by operating activities	4,003,461	2,903,819

Cash flows from investing activities
Investments in CDs	1,036,863	(36,863)
Purchase of property and equipment	(91,145)	(206,086)
Reimbursement for property and equipment	170,847	—
Net increase in cash restricted for property improvements	—	33,376

Net cash used in investing activities	1,116,565	(209,573)

Cash flows from financing activities
Payment of financing costs	(19,007)	—
Payments on secured notes payable	(509,335)	(538,454)
Distributions to owner	(4,500,000)	(2,800,000)

Net cash used in financing activities	(5,028,342)	(3,338,454)

Increase (decrease) in cash and cash equivalents	91,684	(644,208)

Cash and cash equivalents
Beginning of year	294,518	938,726

End of year	$386,202	$294,518

Supplemental information
Cash paid for interest	$695,005	$779,181

See accompanying notes.

Denver, Colorado – Hilton Garden Inn

Notes to Financial Statements

December 31, 2010 and 2009

1. Nature of Business

The accompanying financial statements present the financial information of the Denver, Colorado – Hilton Garden Inn (the Hotel) as of December 31, 2010 and 2009, and for the years then ended. The Hotel was owned by 5280 Lodging, LLC (the Company), a Colorado Limited Liability Company that was formed for the purpose of acquiring, owning, and operating hotels. The Hotel commenced operations in July 2007 and has 221 rooms operating under the Hilton franchise in Denver, Colorado. On March 4, 2011 the Company sold the Hotel to a subsidiary of Apple REIT Ten, Inc., a Virginia Corporation, for $58,500,000.

2. Significant Accounting Policies

Basis of Accounting

The financial statements have been prepared on the accrual basis in accordance with accounting principles generally accepted in the United States.

Cash and Cash Equivalents

The Hotel considers all highly liquid instruments purchased with maturities of three months or less to be cash and cash equivalents.

Restricted Cash

Restricted cash includes reserves for furniture, fixtures, and equipment replacements. There was a zero balance at December 31, 2010 and 2009.

Investments

Investments consist of certificates of deposits (CD). The CD was purchased in December 2008 with an interest rate of 3.5% and maturity term of 14 months. The interest earned in 2010 and 2009 was $3,376 and $36,862, respectively.

Accounts Receivable

Accounts receivable are comprised of receivables due from guests of the hotel and credit card receipts yet to be processed from guests of the hotel. The Hotel records an allowance for doubtful accounts sufficient to cover potential credit losses. Management has determined that no allowance was considered necessary at December 31, 2010 and 2009.

2. Significant Accounting Policies (continued)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment in Real Estate

Real estate is stated at cost, net of accumulated depreciation. The Hotel capitalizes costs, which both materially add value and extend the useful life of an asset. Provisions for depreciation of buildings and improvements, furniture, fixtures, and equipment are computed on a straight-line basis over the estimated useful lives, ranging from five to 30 years. Repairs and maintenance costs are expensed as incurred.

Impairment of Long-Lived Assets

The Hotel follows the requirements of ASC Topic 360, Impairment or Disposal of Long-Lived Assets (ASC 360). ASC 360 requires impairment losses to be recorded on long-lived assets held for investment when indicators of impairment are present and the future undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying value.

The Hotel’s management reviews the carrying value of tangible and intangible assets whenever significant events or changes in circumstances occur that might impair the recovery of these costs. Recovery is evaluated by measuring the carrying value of the assets against the associated future estimated cash flows. Management’s estimates of fair values are based on the best information available and require the use of estimates, judgment and projections as considered necessary. As of December 31, 2010 and 2009, no impairment losses were recognized.

Revenue Recognition

Revenue is recognized as earned, which is generally defined as the date upon which a guest occupies a room or utilizes the hotel’s services.

2. Significant Accounting Policies (continued)

Advertising costs

Advertising costs are expensed when incurred. Advertising expense for the years ended December 31, 2010 and 2009 was $33,100 and $34,179, respectively, which is included in sales and marketing expense in the accompanying statements of operations.

Income Taxes

The Hotel was owned by a limited liability company. The members of the Company separately accounted for the Hotel’s items of income, deductions, losses, and credits for federal and state income tax reporting.

New Accounting Pronouncements

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Improving Disclosures About Fair Value Measurements (ASU 2010-06), which provides amendments to ASC Subtopic No. 820-10, Fair Value Measurements and Disclosures – Overall. ASU 2010-06 requires additional disclosures and clarifications of existing disclosures for recurring and nonrecurring fair value measurements. The revised guidance was effective January 1, 2010. The adoption of this guidance did not have a material impact on the Hotel’s financial position or results of operations.

3. Investment in Real Estate

Investment in real estate at December 31, 2010 and December 31, 2009 consisted of the following:

	2010	2009

Land	$3,489,630	$3,489,630
Building and improvements	27,577,216	27,558,068
Furnishings and equipment	3,738,614	3,837,464

Total cost	34,805,460	34,885,162
Less accumulated depreciation	(4,482,398)	(3,189,207)

Investment in real estate, net	$30,323,062	$31,695,955

Depreciation expense for the years ended 2010 and 2009 was $1,293,190 and $1,287,031, respectively. During 2010, the Hotel received reimbursements from a contractor of $170,897 for certain improvement costs incurred in 2009.

4. Loan Fees

The Hotel capitalizes fees related to mortgage note issuance costs and modifications in accordance with ASC 470. These costs are amortized as amortization expense on the effective interest method over the term of the mortgage note. The amortization expense totaled $25,753 and $27,836 for the years ended December 31, 2010 and 2009, respectively. The unamortized loan fees at December 31, 2010 and 2009 were $18,995 and $25,741, respectively.

5. Fair Value Disclosures

At December 31, 2010, as required by ASC 825, Financial Instruments, the following presents the net book value and estimated value of the Hotel’s certificate of deposit and notes payable.

	December 31 2010		December 31 2009

	Cost	Fair Market Value	Cost	Fair Market Value

Certificate of Deposits	$—	$—	$1,036,863	$1,067,204
FirsTier Bank Mortgage	24,817,950	24,817,950	25,327,285	24,363,421

The estimated fair values of the Hotel’s financial instruments are based on a cash flow model discounted at market interest rates that considers the underlying risks of these instruments.

6. Franchise Agreement

The Hotel operates as a Hilton Garden Inn under a franchise agreement. The Hotel is required to pay the franchisor a flat fee monthly for various supporting services, and is required to pay franchise, marketing, and reservation service fees which are based on a percentage of gross room revenues. These fees totaled $791,281 and $638,383 for the years ended 2010 and 2009, respectively. Of these amounts, $439,090 and $355,104 are included in franchise and management fees for the years ended 2010 and 2009, respectively. The remaining amounts are included in sales and marketing expense and operating expense.

The franchise agreement required an initial one-time fee of $91,500, which was recorded as an intangible asset. Amortization is calculated on a straight-line basis over 20 years, and began on the first day of operations.

6. Franchise Agreement (continued)

Franchise fees at December 31, 2010 and 2009 consisted of the following:

	2010	2009

Initial Cost	$91,500	$91,500
Less accumulated amortization	16,394	11,819

Franchise fees, net	$75,106	$79,681

Amortization expense for 2010 and 2009 was $4,575 in each period. The estimated aggregate amortization expense is $22,875 for the five succeeding fiscal years.

The Hotel also entered into an insignificant franchise agreement that required an initial one-time fee of $12,000, which was recorded as an intangible asset. Amortization is calculated on a straight-line basis over 10 years and began on the first day of operations.

7. Related Parties

The Hotel pays a monthly management fee of 5% of gross sales, as outlined in the management agreement, to Stonebridge Hospitality Services (the Manager), an affiliate of the Company. For the years ending December 31, 2010 and 2009, the fees were $564,093 and $476,893, respectively.

The Company makes distributions to the owners when cash on hand exceeds the current and anticipated needs of the Company. For the years ending December 31, 2010 and 2009, the distributions were $4,500,000 and $2,800,000, respectively.

8. Mortgage Payable

The Hotel had a mortgage note with FirsTier Bank at December 31, 2009 with outstanding balance of $25,327,285.

On December 31, 2010, the Hotel modified the FirsTier Bank note to extend the maturity date to January 1, 2014 and changed the monthly payment to $153,315 and interest rate to Prime Rate quoted in Wall Street Journal plus 2%, with floor of 5.9%. The outstanding balance of the note at December 31, 2010 was $24,817,950.

8. Mortgage Payable (continued)

The FirsTier Bank note requires the Hotel to maintain compliance with certain financial and non-financial covenants, as defined. As of December 31, 2010, the hotel was in compliance with these covenants.

The annual principal payment requirements are as follows:

2011	$332,121
2012	381,382
2013	409,020
2014	23,695,427

$24,817,950

9. Subsequent Events

On March 4, 2011 the Company sold the Hotel to a subsidiary of Apple REIT Ten, Inc., a Virginia Corporation, for $58,500,000.

On March 4, 2011 the Company paid off the mortgage note.

On March 4, 2011 the Company made a distribution to the owners for $32,000,000.

On April 15, 2011 the Company made a distribution to the owners for $1,375,000.

The Hotel has evaluated events through May 10, 2011, which is the date the financial statements were available for issuance.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010 (unaudited)
(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Denver, CO	$58.5	March 4, 2011

CN Hotel Portfolio (4 Hotels):
Hampton Inn & Suites	Winston-Salem, NC	11.0	March 15, 2011
Fairfield Inn & Suites	Matthews, NC	10.0	March 25, 2011
TownePlace Suites	Columbia, SC	10.5	March 25, 2011
Home2 Suites	Jacksonville, NC	12.0	Pending

	Total	$102.0

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Stonebridge Realty Advisors, Inc., MHH Management, LLC and Newport Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Ten, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of December 31, 2010 nor does it purport to represent the future financial position of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical balance sheets of the acquired hotels.

Balance Sheet as of December 31, 2010 (unaudited)
(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$—	$102,247	(A)	$102,247
Cash and cash equivalents	124	76	(D)	200
Other assets	868	83	(C)	951

Total Assets	$992	$102,406		$103,398

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Note payable	$400	(400)	(E)	$—
Accounts payable and accrued expenses	575	117	(C)	692

Total Liabilities	975	(283)		692

Preferred stock, authorized 30,000,000 shares	—	—		—
Series A preferred stock, no par value, authorized 400,000,000 shares	—	—		—
Series B convertible preferred stock, no par value, authorized 480,000 shares	48	—		48
Common stock, no par value, authorized 400,000,000 shares	—	104,978	(E)	104,978
Accumulated deficit	(31)	(2,289)	(B)	(2,320)

Total Shareholders’ Equity	17	102,689		102,706

Total Liabilities and Shareholders’ Equity	$992	$102,406		$103,398

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(A)

The estimated total purchase price for the five properties that have been, or will be purchased after December 31, 2010 consists of the following. This purchase price allocation is preliminary and subject to change.

(In thousands)	Denver, CO Hilton Garden Inn	Winston-Salem, NC Hampton Inn & Suites	Matthews, NC Fairfield Inn & Suites	Columbia, SC TownePlace Suites	Jacksonville, NC Home2 Suites	Total Combined

Purchase price per contract	$58,500	$11,000	$10,000	$10,500	$12,000	$102,000
Other capitalized costs (credits) incurred	47	50	50	50	50	247

Investment in hotel properties	58,547	11,050	10,050	10,550	12,050	102,247	(A)

Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	1,170	220	200	210	240	2,040	(B)
Other acquisition related costs	89	24	31	45	60	249	(B)
Net other assets/(liabilities) assumed	44	(17)	(3)	(34)	(24)	(34)	(C)

Total purchase price	$59,850	$11,277	$10,278	$10,771	$12,326	$104,502

Less: Cash on hand at December 31, 2010						(124)
Plus: Working capital requirements						200

						76	(D)

Plus: Payoff of note payable						400	(E)

Equity proceeds needed for acquisitions, working capital and payoff of note payable						$104,978	(E)

(B)

Represents costs incurred to complete the acquisition, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract.

(C)	Represents other assets and liabilities assumed in the acquisition of the hotel including, operational charges and credits and accrued property taxes.

(D)	Represents the increase of cash and cash equivalents by the amount required for working capital.

(E)	Represents the issuance of additional shares required to fund working capital, payoff of note payable and fund acquisitions.

Apple REIT Ten, Inc.
Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Ten, Inc. gives effect to the following hotel acquisition:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date

Hilton Garden Inn	Denver, CO	$58.5	March 4, 2011

CN Hotel Portfolio (4 Hotels):
Hampton Inn & Suites	Winston-Salem, NC	11.0	March 15, 2011
Fairfield Inn & Suites	Matthews, NC	10.0	March 25, 2011
TownePlace Suites	Columbia, SC	10.5	March 25, 2011
Home2 Suites	Jacksonville, NC	12.0	Pending

	Total	$102.0

This Pro Forma Condensed Consolidated Statement of Operations also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by affiliates of Stonebridge Realty Advisors, Inc., MHH Management, LLC and Newport Hospitality Group, Inc. under separate management agreements.

Such pro forma information is based in part upon the historical Consolidated Statement of Operations of Apple REIT Ten, Inc. and the historical Statements of Operations of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Ten, Inc. is not necessarily indicative of what the actual financial results would have been assuming such transactions had been completed on the latter of January 1, 2010, or the date the hotel began operations nor do they purport to represent the future financial results of Apple REIT Ten, Inc.

The unaudited Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by the historical Statements of Operations of the acquired hotels.

Pro Forma Condensed Consolidated Statement of Operations (unaudited)
For the year ended December 31, 2010
(In thousands, except per share data)

	Company Historical Statement of Operations	Denver, CO Hilton Garden Inn (A)	CN Hotel Portfolio (A)	Pro forma Adjustments		Total Pro forma

Revenue:
Room revenue	$—	$8,978	$3,339	$—		$12,317
Other revenue	—	2,372	59	—		2,431

Total revenue	—	11,350	3,398	—		14,748

Expenses
Operating expenses	—	3,798	1,097	—		4,895
General and administrative	28	1,635	34	200	(B)	1,897
Management and franchise fees	—	1,003	494	—		1,497
Taxes, insurance and other	—	374	234	—		608
Acquisition related costs	—	—	—	1,989	(H)	1,989
Depreciation of real estate owned	—	1,325	463	(1,788)	(C)	2,218
				2,218	(D)
Interest, net	3	753	324	(1,081)	(E)	(1)

Total expenses	31	8,888	2,646	1,538		13,103

Income tax expense	—	—	—	—	(G)	—

Net income (loss)	$(31)	$2,462	$752	$(1,538)		$1,645

Basic and diluted earnings per common share	$(3,083.50)					$0.19

Weighted average common shares outstanding - basic and diluted	—			8,707	(F)	8,707

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A) Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2010 for the respective period prior to acquisition by the Company. The Company was initially formed on August 13, 2010, and had no operations prior to that date. Additionally, two properties began operations subsequent to January 1, 2010, and one property remained under construction as of December 31, 2010. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Winston-Salem, NC Hampton Inn & Suites, opened April 2010, Matthews, NC Fairfield Inn & Suites opened November 2010 and Jacksonville, NC Home2 Suites is under construction.

(B) Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C) Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D) Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E) Interest expense related to prior owner’s debt which was not assumed has been eliminated.

(F) Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the latter of January 1, 2010, or the dates the hotels began operations.

(G) Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreement put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.

(H) Represents costs incurred to complete acquisitions, including, title, legal, accounting and other related costs, as well as the commission paid to Apple Suites Realty Group totaling 2% of purchase price per contract. These costs have been adjusted for hotel acquisitions on the latter of January 1, 2010 or the dates the hotels began operations.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Ten, Inc.

By:	/s/ Glade M. Knight

Glade M. Knight,
Chief Executive Officer

May 17, 2011